UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2021

ATLANTIC COASTAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40158	85-4178663
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6 St Johns Lane, Floor 5 New York, New York	10013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 890-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	ACAHU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	ACAH	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	ACAHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 8, 2021, Atlantic Coastal Acquisition Corp. (the “Company”) consummated an initial public offering (the “IPO”) of 30,000,000 units (the “Units”) at an offering price of $10.00 per Unit and a private placement with Atlantic Coastal Acquisition Management LLC (the “Sponsor”) of 5,466,667 private placement warrants at a price of $1.50 per warrant (the “Private Placement”) The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $300,000,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public stockholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account to pay any taxes incurred by the Company and up to $100,000 for liquidation expenses, or upon the redemption by public stockholders of Class A common stock in connection with certain amendments to the Company’s amended and restated certificate of incorporation, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Class A common stock, included in the Units and issued by the Company in the IPO, if the Company is unable to consummate an initial business combination within 24 months from the closing of the IPO.

An audited balance sheet as of March 8, 2021 reflecting receipt of the net proceeds of the IPO and certain of the proceeds from the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2021

ATLANTIC COASTAL ACQUISITION CORP.

By:	/s/ Shahraab Ahmad
Name:	Shahraab Ahmad
Title:	Chief Executive Officer

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